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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): AUGUST 9, 2001
                                                          --------------


                              ARGOSY GAMING COMPANY

             (Exact name of Registrant as specified in its charter)


    DELAWARE                       1-11853                  37-1304247

(State or other           (Commission File Number)        (IRS Employer
 jurisdiction of                                          Identification
 incorporation)                                               Number)


219 PIASA STREET, ALTON, ILLINOIS                             62002

(Address of principal executive offices)                   (Zip Code)

                                 (618) 474-7500

              (Registrant's telephone number, including area code)

                                       N/A

          (Former name or former address, if changed since last report)





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ITEM 9.  REGULATION FD DISCLOSURE

         On August 9, 2001, shortly after closing the acquisition of the outstanding stock of Empress Casino Joliet Corporation (the "Acquisition"), Argosy Gaming Company (the "Company") held a conference call to discuss the Acquisition and update its financial guidance for its third quarter and fiscal year ending 2001 taking into account the Acquisition. In accordance with its customary practice, the Company made a recording of the conference call available on its public website. The Company recently removed the recording from its website and is filing as an exhibit to this Form 8-K a script of the conference call.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


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   EXHIBIT NO.                       DESCRIPTION
   -----------                      -----------

      99.1       Script of August 9, 2001 Argosy Gaming Company Conference Call.
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       ARGOSY GAMING COMPANY,
                                       a Delaware corporation


Date: September 10,  2001              By: /s/ Dale R. Black
                                           -------------------------------------
                                       Name:    Dale R. Black
                                       Title:   Senior Vice President and Chief
                                                Financial Officer


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